SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 22, 2008

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.)

6600 Highland Road, Suite 24 Waterford, Michigan (Address of principal executive office)	48327 (Zip Code)

Registrant’s telephone number,
including area code: (248) 922-6945

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ X ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[__]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.      Entry into a Material Definitive Agreement.

On February 22, 2008, Clarkston Financial Corporation executed a Stock Purchase Agreement pursuant to which it agreed to sell all of its shares of Huron Valley State Bank to Mr. John Welker and Mr. Mark Murvay. The aggregate purchase price is $4,297,800. The consummation of the transaction is subject to the satisfaction of a number of closing conditions including receipt of all necessary regulatory approvals. A copy of the Stock Purchase Agreement is attached as Exhibit 10.1.

Item 2.02.      Results of Operations and Financial Condition.

On February 27, 2008, Clarkston Financial Corporation issued a press release announcing results for the fourth quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

Exhibit

10.1	Stock Purchase Agreement dated February 22, 2008.
99.1	Press release dated February 27, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2008	CLARKSTON FINANCIAL CORPORATION (Registrant) By: /s/ James W. Distelrath —————————————— James W. Distelrath Chief Financial Officer